As filed with the Securities and Exchange Commission on September 2, 2004



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-03758


                        MATRIX ADVISORS VALUE FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


            747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY      10017
            -------------------------------------------   ----------
             (Address of principal executive offices)     (Zip code)


                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               NEW YORK, NY 10017
                     ---------------------------------------
                     (Name and address of agent for service)


                                 1(800) 366-6223
               --------------------------------------------------
               Registrant's telephone number, including area code

                                   Copies to:

                              Christopher J. Tafone
                     Paul, Hastings, Janofsky & Walker, LLP
                              75 East 55th Street,
                            New York, New York 10022


Date of fiscal year end: JUNE 30, 2004
                         -------------



Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.





                                  ANNUAL REPORT



                                 MATRIX ADVISORS
                                VALUE FUND, INC.




                                  JUNE 30, 2004



                     747 THIRD AVENUE, 31ST FLOOR NEW YORK,
                                    NY 10017

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

August 9, 2004

Dear Fellow Shareholder:

     The Fund posted a small decline for the quarter, having recovered much of the loss of a very negative April during the months of May and June. The Net Asset Value of the Fund ended the quarter at $54.02, a decrease of -0.24% for the quarter compared to an increase of +1.72% for the S&P 500. For the calendar year to date as of June 30, 2004, the Fund increased 0.80% versus an increase of 3.44% for the S&P 500. For the fiscal year ending June 30, 2004, the Fund had an increase of 22.21% compared to an increase of +19.11% for the S&P 500.

     Despite the lackluster performance in calendar year 2004, the Fund continues to enjoy solid returns over the past 3 and 5 years, both on absolute as well as relative terms. We encourage you to read the accompanying report for greater detail about our performance in these time periods as well as our market commentary.

     Unfortunately, the second quarter was followed by a difficult July, both for the overall market and for the Fund in particular. There is significant negativity in the market this summer despite the accelerating economic recovery, including strong corporate profits. The weakness in our portfolio cannot be attributed to weak businesses in our portfolio, as most of them are among the American corporate elite.

     We therefore believe that now represents a very significant buying opportunity for the market in general and our Fund in particular. We remain confident that the Fund is very well positioned for more better-than-market gains, once the attitude towards the stock market turns more positive.

     The Fund is the investment vehicle of choice for Matrix partners, staff and our own families. Ever the ones to eat our own cooking and to practice what we preach, we continue to add to our own personal positions in the Fund during this atypical period of underperformance for the Fund.

     We are highly confident that the many new shareholders who have joined us recently will be pleased with their participation on a long-term basis. And we thank all of our shareholders, new and old for their confidence and trust and will do our utmost to keep it. Best regards.

Sincerely,


/s/ David A. Katz
------------------------
David A. Katz, CFA Chief
Investment Officer




Mutual fund investing involves risk and loss of principal is possible.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                        MATRIX ADVISORS VALUE FUND, INC.
                        Value of $10,000 vs S&P 500 Index

            Matrix Advisors Value Fund, Inc.           S&P 500 Index
            --------------------------------       ----------------------
 1-Jul-96                 10,000                           10,000
30-Jun-97                 12,255                           13,472
30-Jun-98                 13,795                           17,538
30-Jun-99                 16,525                           21,531
30-Jun-00                 18,869                           23,090
30-Jun-01                 20,284                           19,666
30-Jun-02                 18,688                           16,128
30-Jun-03                 20,281                           16,168
30-Jun-04                 24,785                           19,258

Source: Lipper, Inc.






                                          AVERAGE ANNUALIZED TOTAL RETURN
                                            PERIODS ENDED JUNE 30, 2004
                                    -----------------------------------------
                                                                   SINCE
                                                                 INCEPTION **
                                     ONE YEAR    FIVE YEARS      (7/1/1996)
                                     --------    ----------      ------------
Matrix Advisors Value Fund, Inc.      22.21%          8.45%        12.02%
S&P 500 Index*                        19.11%         (2.20%)        8.53%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM.

Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.

-----------------
   * The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

  ** Matrix Asset Advisors became the Sub-Advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                           CAPITAL MARKETS COMMENTARY
                             AND 2004 ANNUAL REPORT

"YOU PUT YOUR RIGHT HAND IN, YOU PUT YOUR RIGHT HAND OUT, YOU DO THE HOKEY POKEY AND YOU TURN YOURSELF AROUND, AND THAT'S WHAT IT'S ALL ABOUT."

     In searching for an image to capture the stock market this past quarter, one could do worse than to visualize the dance where, after a lot of moving, one keeps coming back to where one started.

     What the stock market was all about last quarter was also a tug of war between forces of almost equal strength. On the one hand there were the optimists who thought the market should be buoyed by the strength of macroeconomic recovery and corporate profit growth in particular.

     The other camp consisted of those who saw a litany of woes - joblessness, commodity price increases, oil price spikes, and above all the prospect of rising interest rates - that would warrant a market retreat. Of course, the issues of global terrorism hung like a pall over the market and could be a significant factor on any given day.

     It was more common than not for good overall economic news to be met with market negativity, as traders worried that the result of it all would be higher interest rates, leading to lower profits, ultimately leading to lower market valuations. Ironically, they often succeeded in creating that very outcome.

     During the quarter major markets moved modestly upward. The S&P 500 Index edged up by +1.72% while the NASDAQ increased by +2.80%. The Dow was also positive, but lagged with performance of +1.24%, indicating that the large cap and blue chip stocks continue to underperform the overall market.

     For the year to date period ending June 30, 2004, the S&P 500 posted a gain of +3.44% while the NASDAQ has risen by +2.43%.

     The Matrix Advisors Value Fund had a flat quarter and continues to modestly lag the S&P 500 Index as of June 30, 2004. We believe this positioning is largely attributable to a pull back of some of our strongest percentage gain performers in 2003, as well as a continued lagging by the mega cap and blue chip stocks.

     Such underperformance definitely does not reflect a relative unattractiveness of the businesses in our portfolio, since the majority of them are performing very strongly, and are routinely meeting and exceeding profit expectations.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

     Despite, or perhaps because of the lackluster first half of the year, we continue to maintain an optimistic bent for the remainder of the year. We would point to several factors that underscore our conviction: 1) an economy that is recovering steadily with no frightening signs of spiking inflation; 2) a Fed policy that is focused on providing realistic monetary parameters without shocking the markets; 3) continued attractive outlook for corporate earnings growth; 4) the ever greater likelihood of a rotation to the mega cap and blue chip stocks that are heavily represented in our portfolio; and 5) the historic pattern of market performance in Presidential election years, in which the second half of the year far outstrips the first half.

FUND PERFORMANCE

     The quarter was a mixed picture for our portfolio. Like the overall market, there was no clear direction as between sectors, nor even within the particular sectors.

     Health care stocks had a positive quarter, and pharmaceutical stocks, led by Merck, added value. Medical products stocks were decidedly mixed, with strength in Baxter largely balanced by weakness in Guidant.

     Retail was a bright spot as CVS and Gap Stores posted strong results, and Old Economy stocks on balance produced gains, led by Disney, General Mills and Manpower. General Electric, a sector in and of itself, had a resurgent quarter, which might bode well for the fortunes of the mega-cap stocks going forward.

     Financial stocks came under pressure, as investors fretted about a rising interest rate environment. Ironically, these businesses have been operating at historically strong levels of profitability. Some of our strongest performers of 2003 - Citigroup, JP Morgan, Merrill Lynch and Morgan Stanley - all felt the downward pressure arising from concerns about rising interest rates and the impact on fixed income-related businesses.

     Technology stocks were also modestly down, though, again, in what might be the thematic future for the market, mega-cap Microsoft produced gains.

     During the quarter we completed the sale of Kyocera Corp. and Leggett & Platt. Each was sold at a profit, with Kyocera producing a very significant gain, while Leggett & Platt's gain was more modest. This latter sale was a move to lock in a desirable outcome for a company whose long-term prospects look increasingly uncertain.

     We also took profits in the substantial sale of Abbott Laboratories and Manpower during the quarter.

     Finally, at the very end of the quarter we swapped out of the newly issued Liberty Media International, a spin-off from Liberty Media, and put the proceeds back into Liberty Media itself. Our decision was based on our assessment of the relative risks/rewards for the two companies over the intermediate term.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

     We did begin a new position in Comcast Corp. Special Class A stock. We also opportunistically added to existing positions throughout the quarter including Marsh & McLennan, Morgan Stanley and Nokia.

CAPITAL GAINS - A PRELIMINARY OUTLOOK

     For tax purposes the Fund's year ends June 30. While there probably will be some minor modifications, our preliminary indication is that the Fund's realized capital gains for the year ending June 30, 2004 will be quite modest. While there were certainly several highly profitable sales during the year, we also employed capital gain mitigation strategies that have kept gains to very manageable levels.

                                      * * *

     In this quarterly installment of IDEAS ABOUT INVESTING, we examine the prospects for the mega cap stocks, especially our conviction that the time is approaching for these stocks to finally come into the limelight.

     Ah, summertime! A time to re-connect with baseball, hammocks and books we've been meaning to get to since... well, since last summer. Wherever it is, we hope that summer finds you basking in the pleasures of the season. Don't forget your sunscreen and don't forget that we remain ever-vigilant on your behalf.

     Good investing has no seasonality to it. We are privileged to be able to work on your behalf and we take that responsibility seriously, no matter the time of year. Thank you for your confidence and trust; we will do our utmost to continue to warrant it.

     Best regards.



---------------------
The NASDAQ Composite Index is a market-capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. The Dow Jones Industrial Average Index is an unmanaged index of common stocks comprised of major industrial companies. Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U. S. companies in the Russell 3,000 Index, as ranked by market-capitalization. These indices are unmanaged, do not incur expenses and are not available for investment.

The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                  A QUARTERLY QUEST FOR INVESTING ENLIGHTENMENT


IS THE EMPIRE READY TO STRIKE BACK?
          OR, WHY WE MIGHT SOON SEE THE RESURGENCE OF LARGE CAP STOCKS.

     Students of the stock market are well aware that since mid 1999 small capitalization stocks have significantly outperformed large capitalization stocks. They held up better during the long bear market of 2000-2002, and charged back more dramatically in 2003.

     As owners of overwhelmingly large cap stocks, including many of the very largest so-called mega cap stocks, we at Matrix view this inter-relationship with considerable interest.

     While we have actually outperformed the Russell 2000 Index, the widely used proxy for small cap stocks, during the period of the Russell's out-performance of the S&P 500 Index (the proxy for large stocks), we nonetheless have an obvious interest in seeing the relative resurgence of the large caps.

     Initially, we should explore why small caps have done better most recently. Much of the reason lies in the period leading up to 1999, when small caps both significantly underperformed the large caps and were far cheaper than the large caps on a fundamental level (Please note that historically small caps stocks sell at a price/earnings discount to the large stocks because of the reasonable assumption that they are less secure businesses.). However, that discount in the late `90's was abnormally high.

     So, when the tech bubble burst in 2000, the large caps were more dramatically impacted, fell further back down to earth, and also left a bad taste in the mouths of many investors.

     As the economy began to move out of recession in 2002, small cap stocks outperformed - as they traditionally do in the early stages of economic recovery, because they often show more dramatic earnings growth recovery.

     At the same time however, they ceased to be so cheap relative to the large cap sector. Much of that change is attributable to the rush of money into small stocks, bidding them back up closer to their historic prices compared with large stocks.

     And that is about where we find ourselves today. Through the first six months of 2004, the Russell 2000 outperformed the S&P 500 by +3.4%. But there are signs that the direction of the wind might be changing.

     Our friends at Leuthold & Co., point out that currently small caps are trading at a modest PREMIUM to the largest stocks, having risen dramatically in value from a price/earnings DISCOUNT to the largest stocks as low as 52% in late 1999.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

     In addition, Leuthold points out that we are currently 64 months into the small cap out-performance, versus a historic average of 58 months for periods of small cap out-performance. So the run for small caps is getting somewhat attenuated.

     None of this means that small cap stocks are about to collapse. However, it does tend to validate our conviction, expressed since the end of 2003, that the market is primed for a rotation back to the large cap stocks.

     Our conviction is based on such factors as large cap stocks tending to outperform in the more mature stages of economic recovery, and good old fashioned cyclicality. Nothing is forever in the stock market, and the relative lackluster performance of some of our economy's most powerful engines is not a condition that should last for long.

     Our increasing movement into such mega-cap stocks as AIG, Citigroup, GE, Intel, Microsoft, and many of the major pharmaceutical companies is in part based on this conviction. The fact that most of them have lagged the recovery of the market to date only tells us that we stand to benefit significantly once they revert to more normative market performance.

     Matrix has somewhat lagged the market in 2004 after a very strong 2003. The important role that the mega cap stocks play in our current portfolio tells us that we are primed for a relative, as well as an absolute upward bounce. We look at the recent operating performance of some of these bellwether companies and are very encouraged.

     We are expecting an exciting and exhilarating last half of the year. We're looking for the Empire to start striking back, and for the Kings of the Hill to start reclaiming their market, as well as their business, crowns.

     SOURCE: PERCEPTION, JULY 2004, THE LEUTHOLD GROUP


     Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                SCHEDULE OF INVESTMENTS           AT JUNE 30, 2004
                                                ----------------------------------------------------
                                                COMMON STOCKS: 99.3%

SECURITY                                        SHARES                                    VALUE
----------------------------------------------------------------------------------------------------
ADVERTISING: 1.5%
Interpublic Group of Companies, Inc.*           345,000                              $    4,736,850
                                                                                     --------------
BANK (MONEY CENTER): 5.1%
Citigroup, Inc.                                 214,000                                   9,951,000
JP Morgan Chase & Co.                           156,800                                   6,079,136
                                                                                     --------------
                                                                                         16,030,136
                                                                                     --------------
BANK (PROCESSING): 2.6%
Bank of New York Co., Inc.                      275,000                                   8,107,000
                                                                                     --------------
BANK (REGIONAL): 0.7%
Comerica, Inc.                                  41,000                                    2,250,080
                                                                                     --------------
BANK (SUPER REGIONAL): 3.1%
Bank of America Corp.                           114,742                                   9,709,468
                                                                                     --------------

BIOTECHNOLOGY: 3.7%
Medimmune, Inc.*                                500,000                                  11,700,000
                                                                                     --------------
BROADCASTING/PROGRAM: 0.7%
Liberty Media Corp.*                            243,600                                   2,189,964
                                                                                     --------------
COMPUTERS AND PERIPHERALS: 4.1%
American Power Conversion Co.                   661,300                                  12,994,545
                                                                                     --------------

DRUG: 10.8%
Bristol-Myers Squibb Co.                        251,000                                   6,149,500
Merck & Co.                                     193,500                                   9,191,250
Pfizer, Inc.                                    270,840                                   9,284,395
Wyeth                                           260,000                                   9,401,600
                                                                                     --------------
                                                                                         34,026,745
                                                                                     --------------
DRUGSTORE: 3.1%
CVS Corp.                                       234,000                                   9,832,680
                                                                                     --------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.


                                               COMMON STOCKS: CONTINUED
SECURITY                                       SHARES                 VALUE
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT: 3.7%
General Electric Co.                                  360,000       $11,664,000
                                                                    ------------
ELECTRONICS: 5.6%
Symbol Technologies, Inc.                             865,000        12,750,100
Vishay Intertechnology, Inc.*                         262,700         4,880,966
                                                                    ------------
                                                                     17,631,066
                                                                    ------------
FINANCIAL SERVICES: 2.0%
American Express Co.                                  125,000         6,422,500
                                                                    ------------
FOOD (DIVERSIFIED): 2.3%
General Mills, Inc.                                   152,900         7,267,337
                                                                    ------------
INDUSTRIAL SERVICES: 1.1%
Manpower, Inc.                                         68,000         3,452,360
                                                                    ------------
INSURANCE (DIVERSIFIED): 4.9%
American International Group, Inc.                    146,000        10,406,880
Marsh & McLennan Companies, Inc.                      115,000         5,218,700
                                                                    ------------
                                                                     15,625,580
                                                                    ------------
MEDIA: 1.2%
Comcast Corp.*                                        139,000         3,837,790
                                                                    ------------
MEDICAL INSTRUMENTS: 3.0%
Guidant Corp.                                         170,000         9,499,600
                                                                    ------------
MEDICAL SUPPLIES: 4.2%
Abbott Laboratories                                    35,000         1,426,600
Baxter International, Inc.                            335,000        11,560,850
Hospira, Inc.*                                          8,000           220,800
                                                                    ------------
                                                                     13,208,250
                                                                    ------------
OIL & GAS SERVICES: 2.1%
Tidewater, Inc.                                       225,000         6,705,000
                                                                    ------------


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
SCHEDULE.


                                       9

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                        COMMON STOCKS: CONTINUED
SECURITY                                                SHARES         VALUE
--------------------------------------------------------------------------------
RECREATION: 3.2%
Walt Disney Co.                                         400,000     $10,196,000
                                                                    ------------
RETAIL (SPECIAL LINES): 2.6%
Office Depot, Inc.*                                     455,000       8,149,050
                                                                    ------------
RETAIL STORE: 3.6%
Gap, Inc.                                               470,000      11,397,500
                                                                    ------------
SECURITIES BROKERAGE: 6.8%
Merrill Lynch & Co.                                     175,000       9,446,500
Morgan Stanley Dean Witter & Co.                        227,000      11,978,790
                                                                    ------------
                                                                     21,425,290
                                                                    ------------
SEMICONDUCTOR: 5.3%
Adaptec, Inc.*                                          712,400       6,026,904
Intel Corp.                                             385,000      10,626,000
                                                                    ------------
                                                                     16,652,904
                                                                    ------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 3.7%
Novellus Systems, Inc.*                                 374,000      11,758,560
                                                                    ------------
SOFTWARE: 3.6%
Microsoft Corp.                                         400,000      11,424,000
                                                                    ------------
TELECOMMUNICATIONS (EQUIPMENT): 3.6%
Lucent Technologies, Inc.*                              500,000       1,890,000
Nokia Corp. ADR                                         648,000       9,421,920
                                                                    ------------
                                                                     11,311,920
                                                                    ------------
THRIFT: 1.4%
Federal Home Loan Mortgage Co.                           29,000       1,835,700
Federal National Mortgage Association                    35,000       2,497,600
                                                                    ------------
                                                                      4,333,300
                                                                    ------------
                  TOTAL COMMON STOCKS
                  (cost $279,942,484)                              $313,539,475
                  -------------------------------------------------------------



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
SCHEDULE.

                                       10


                                MATRIX ADVISORS
                                VALUE FUND, INC.


SHORT-TERM INVESTMENT: 0.7%            PRINCIPAL AMOUNT                VALUE
--------------------------------------------------------------------------------
SEI Daily Income Trust
Government Fund                             $2,312,490           $   2,312,490
                                                                 -------------
                     TOTAL SHORT-TERM INVESTMENTS
                     (cost $2,312,490)
                     ---------------------------------------------------------
                     TOTAL INVESTMENTS IN SECURITIES
                     (cost $282,254,974):               100.0%     315,851,965
                         Other Assets
                           less Liabilities:            (0.0)%          48,477
                     ---------------------------------------------------------
                         NET ASSETS:                      100%    $315,900,442
                     =========================================================
















--------------
* Non-income producing security.
ADR-American Depositary Receipt.



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
PART OF THIS SCHEDULE.




                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                  STATEMENT OF
                                  ASSETS AND LIABILITIES          JUNE 30, 2004
--------------------------------------------------------------------------------
                                  ASSETS
Investments in securities, at value:
      Common stocks (cost $279,942,484) ........................   $313,539,475
      Short-term investments (cost $2,312,490) .................      2,312,490
                                                                   ------------
   Total Investments (cost $282,254,974) .......................    315,851,965
                                                                   ------------
Receivables:
  Fund shares sold .............................................      1,307,545
  Dividends and interest .......................................        272,646
Prepaid expenses and other assets ..............................         18,574
                                                                   ------------
                                   TOTAL ASSETS                     317,450,730
                                                                   ------------
                                   LIABILITIES
Payables:
  Fund shares redeemed .........................................        238,512
  Securities purchased .........................................      1,029,682
  Administration fees ..........................................         29,641
  Advisory fees ................................................        173,437
  Custodian fees ...............................................          5,991
  Fund Accounting fees .........................................         12,767
  Transfer agent fees ..........................................         18,230
Accrued expenses ...............................................         42,028
                                                                   ------------
                                   TOTAL LIABILITIES                  1,550,288
                                                                   ------------
                                   NET ASSETS                      $315,900,442
                                                                   ============
                                   COMPOSITION OF NET ASSETS
Paid-in capital ................................................   $277,082,145
Undistributed net investment income ............................      5,221,306
Net unrealized appreciation on investments .....................     33,596,991
                                                                   ------------
                                    NET ASSETS                     $315,900,442
                                                                   ============

Number of shares, $0.01 par value, issued
  and outstanding (unlimited shares authorized) ................      5,848,281
                                                                   ============
                                    NET ASSET VALUE PER SHARE      $      54.02
                                                                   ============





THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
PART OF THIS SCHEDULE.



                                       12



                                 MATRIX ADVISORS
                                VALUE FUND, INC.


                                                 STATEMENT OF OPERATIONS            FOR THE
                                                                                  YEAR ENDED
                                                                                JUNE 30, 2004
                                                 --------------------------------------------
                                                 INVESTMENT
                                                 INCOME
Income
Dividend income (Net of foreign
  tax withheld of $30,641) ..................................................   $  3,325,623
Interest income .............................................................         34,306
                                                                                ------------
                                                 TOTAL INCOME                      3,359,929
                                                                                ------------
                                                 EXPENSES
Advisory fees ...............................................................      2,245,844
Administration fees .........................................................        274,720
Transfer agent fees .........................................................         62,129
Fund Accounting fees ........................................................         49,182
Reports to shareholders .....................................................         46,980
Custodian fees ..............................................................         45,859
Registration fees ...........................................................         37,831
Miscellaneous fees ..........................................................         30,696
Audit fees ..................................................................         15,154
Directors fees ..............................................................         12,478
Legal fees ..................................................................          9,923
                                                                                ------------
                                                 TOTAL EXPENSES                    2,830,796
                                                 LESS: Advisory fees waived         (607,410)
                                                                                ------------
                                                 NET EXPENSES                      2,223,386
                                                                                ------------
                                                 NET INVESTMENT INCOME             1,136,543
                                                                                ------------
                                                 REALIZED AND UNREALIZED GAIN
                                                 ON INVESTMENTS
Net realized gain from security transactions ................................      9,010,285
Net change in unrealized
appreciation on investments .................................................     21,569,634
                                                                                ------------
Net realized and unrealized
gain on investments .........................................................     30,579,919
                                                                                ------------

                                                 NET INCREASE IN NET ASSETS
                                                 RESULTING FROM OPERATIONS      $ 31,716,462
                                                                                ============




THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
PART OF THIS SCHEDULE.




                                       13




                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                  STATEMENT OF CHANGES IN NET ASSETS
                                                                                     YEAR             YEAR
                                                                                     ENDED            ENDED
                                                                                 JUNE 30, 2004      JUNE 30, 2003
                                                  ---------------------------------------------------------------
                                                  INCREASE (DECREASE) IN
                                                  NET ASSETS
                                                  OPERATIONS:
Net investment income .........................................................   $   1,136,543    $     384,065
Net realized gain (loss) on investments .......................................       9,010,285       (4,541,253)
Net change in unrealized appreciation of investments ..........................      21,569,634       13,206,258
                                                                                  ------------------------------
                                                  NET INCREASE
                                                  IN NET ASSETS
                                                  RESULTING FROM
                                                  OPERATIONS                         31,716,462        9,049,070
                                                                                  ------------------------------
                                                  DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .........................................................        (768,328)        (145,072)
Realized gain on investments ..................................................            --           (238,418)
                                                                                  ------------------------------
                                                  TOTAL DISTRIBUTIONS
                                                  TO SHAREHOLDERS                      (768,328)        (383,490)
                                                  CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .....................................................     251,014,702       59,643,979
Proceeds from reinvestment of distribution ....................................         719,681          378,713
Cost of shares redeemed .......................................................     (73,905,247)     (22,520,931)
Redemption fees ...............................................................          47,404           35,464
                                                                                  ------------------------------
                                                  NET INCREASE FROM
                                                  CAPITAL SHARE
                                                  TRANSACTIONS                      177,876,540       37,537,225
                                                                                  ------------------------------
                                                  TOTAL INCREASE
                                                  IN NET ASSETS                     208,824,674       46,202,805
                                                  NET ASSETS
Beginning of year .............................................................     107,075,768       60,872,963
                                                                                  ------------------------------
                                                  END OF YEAR                     $ 315,900,442    $ 107,075,768
                                                                                  ==============================
                                                  UNDISTRIBUTED NET
                                                  INVESTMENT INCOME               $   5,221,306    $     384,059
                                                                                  ==============================
                                                  CHANGE IN SHARES
Shares sold ...................................................................       4,847,619        1,503,533
Shares issued on reinvestment of distributions ................................          14,356            9,806
Shares redeemed ...............................................................      (1,425,744)        (581,004)
                                                                                  ------------------------------
                                                  NET INCREASE                        3,436,231          932,335
                                                                                  ==============================


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.



                                       14

                                MATRIX ADVISORS
                                VALUE FUND, INC.


                                               NOTES TO
                                               FINANCIAL STATEMENTS
                                               ---------------------------------
                                               NOTE 1 -
                                               ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                               NOTE 2 -
                                               SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.

Portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

B. Shares Valuation.

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund charges a 0.75% redemption fee on shares redeemed or exchanged within two months of purchase. Effective August 1, 2004, the redemption fee for the Fund will be increased to 1.00% for shares held for two months or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

C. Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

                                MATRIX ADVISORS
                                VALUE FUND, INC.


D. Portfolio Transactions.

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

E. Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. Other.

Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

G. Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2004, undistributed capital gains were decreased by $4,469,032 and undistributed net investment income was increased by $4,469,032.

                                               NOTE 3 -
                                               COMMITMENTS AND OTHER RELATED
                                               PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.


The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the year ended June 30, 2004, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $607,410. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

At June 30, 2004, the cumulative amount available for reimbursement that has been paid and/or waived is $1,047,097. The advisor may recapture a portion of this amount no later than the dates stated below:

                                     June 30,
               ------------------------------------------------------
                 2005                  2006                    2007
               ------------------------------------------------------
               $194,643              $245,044                $607,410
               ------------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of:

               0.15% of first $100 million of average daily net assets 0.10% of next $100 million of average daily net assets

                                               NOTE 4 -
                                               INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2004, are as follows:
                                                              PROCEEDS FROM
                                                              SALES (INCLUDING
                                     PURCHASES                MATURITIES)
                                     -----------------------------------------
Common Stock                         $217,171,539             $37,904,218


                                               NOTE 5 -
                                               DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:
                                      COST OF INVESTMENTS
                                      FOR TAX PURPOSES             $282,254,974
                                      -----------------------------------------
Gross tax unrealized appreciation     . . . . . . . . . . . . . .    35,852,452

Gross tax unrealized depreciation     . . . . . . . . . . . . . .    (2,255,461)
                                      -----------------------------------------

Net tax unrealized appreciation on investments . . . . . . . . . .   33,596,991
                                      -----------------------------------------

                                      UNDISTRIBUTED
                                      ORDINARY INCOME            $    5,221,306
                                      -----------------------------------------

On November 14, 2003, a distribution of $0.2133 per share was declared. The dividend was paid on November 17, 2003 to shareholders of record on November 13, 2003.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

The tax character of distributions paid during the year ended June 30, 2004 and 2003 were as follows:

                                             2004                  2003
                                          -------------------------------
         Distributions Paid From:
         Ordinary Income                  $ 768,328             $ 145,072
         Long-Term Capital Gain               --                  238,418
                                          -------------------------------
                                          $ 768,328             $ 383,490
                                          ===============================

                                           NOTE 6 -
                                           PROXY VOTING PROCEDURES (UNAUDITED)

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

                                               NOTE 7 -
                                               OTHER (UNAUDITED)

The Board of Directors of the Fund has determined that a proposed reorganization of the Fund with a mutual fund managed by Strong Capital Management, Inc. ("Strong") would not be in the best interests of the Fund and its shareholders at this time. Accordingly, the shareholder meeting of the Fund was adjourned on December 12, 2003, without action, and the reorganization agreement has terminated.


In connection with the above mentioned proposed reorganization of the Fund, Matrix Asset Advisors, Inc. (the "Advisor") had agreed to sell its business relating to the management of the Fund's assets to Strong, subject to various conditions including shareholder approval of the proposed reorganization. As it was not appropriate, given the pending allegations concerning trading activity at Strong, to complete the reorganization by the expiration of the period for holding the shareholder meeting (December 13, 2003), the Advisor and Strong entered into an agreement providing Strong the option to acquire that portion of the Advisor's business on or before December 13, 2004, subject to a variety of conditions including the reorganization of the Fund in substantially the same manner as was originally contemplated. The Fund is not a party to the agreement and is not obligated to proceed with any such reorganization. It is the Advisor's expectation that, given the developments described below, the option will expire unexercised and that no reorganization with Strong will take place.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

Following a 2004 settlement of charges relating to its trading activities, Strong entered into an agreement with a unit of Wells Fargo Bank for the acquisition of Strong's financial management business. The acquisition is scheduled to close on or about January 1, 2005. While under no obligation to pursue any re-organization, the Advisor and the Board of Directors will monitor the progress of Wells Fargo's acquisition of the Strong business, and may in the future re-consider whether a reorganization of the Fund as a mutual fund managed by Wells Fargo or any other financial institution would be in the best interests of the Fund and its Shareholders.


                             TAX NOTICE (UNAUDITED)

        The percentage of dividend income distributed for the year ended June 30, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 73.97%.

        The percentage of dividend income distributed for the year ended June 30, 2004 designated as qualified dividends received deduction available to corporate shareholders, is 55.86%.

                                MATRIX ADVISORS
                                VALUE FUND, INC.




                                             NOTE 8 -
                                             DIRECTOR AND OFFICER INFORMATION
                                             (UNAUDITED)


                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                             POSITION(S)                                            IN FUND      OTHER
        NAME,                HELD WITH                                              COMPLEX      DIRECTORSHIPS
        ADDRESS,             THE             DATE      PRINCIPAL OCCUPATION(S)      OVERSEEN BY  HELD
        AND AGE              CORPORATION     ELECTED + DURING THE PAST 5 YEARS      TRUSTEE      BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------
David A. Katz, CFA           President,      1997      Mr. Katz is President and    N/A          None
747 Third Avenue             Treasurer and             Chief Investment Officer of
New York, NY 10017           Director                  Matrix Asset Advisors, the
(42)                                                   Fund's Advisor, and portfolio
                                                       manager of the Fund. He
                                                       has been associated with the
                                                       Advisor and its predecessor
                                                       since its founding in 1986.
Douglas S. Altabef           Executive       2000      Mr. Altabef is the Managing  N/A          N/A
747 Third Avenue             Vice President            Director of Matrix Asset
New York, NY 10017           and Secretary             Advisors, the Fund's Advisor.
(53)                                                   He has been associated with
                                                       the Advisor since 1996. From
                                                       1993 to 1996, he was
                                                       President and Chief Executive
                                                       Officer of Varsity Recreational
                                                       Holdings
Steven G. Roukis, CFA        Senior Vice     2000      Mr. Roukis is Senior Vice    N/A          N/A
747 Third Avenue             President                 President-Equity Research of
New York, NY 10017                                     Matrix Asset Advisors, the
(36)                                                   Fund's Advisor. He has been
                                                       associated with the Advisor
                                                       since 1994.

-------------
* Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.




                                       20






                                MATRIX ADVISORS
                                VALUE FUND, INC.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                              POSITION(S)                                           IN FUND      OTHER
        NAME,                 HELD WITH                                             COMPLEX      DIRECTORSHIPS
        ADDRESS,              THE           DATE       PRINCIPAL OCCUPATION(S)      OVERSEEN BY  HELD
        AND AGE               CORPORATION   ELECTED +  DURING THE PAST 5 YEARS      TRUSTEE      BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
Robert M. Rosencrans *        Director      1985       Mr. Rosencrans has been      1            None
747 Third Avenue                                       President of Columbia
New York, NY 10017                                     International, Inc. since
(77)                                                   1984. From 1962 to 1984
                                                       he was President and Chief
                                                       Executive Officer of United
                                                       Artists Cablesystems
                                                       Corporation.
T. Michael Tucker *           Chairman      1997       Mr. Tucker is the owner of   1            None
747 Third Avenue              and Director             T. Michael Tucker, a
New York, NY 10017                                     certified public accounting
                                                       firm which (62) he established
                                                       in 1977.

Larry D. Kieszek *            Director      1997       Mr. Kieszek is Managing      1            None
747 Third Avenue                                       partner of Purvis, Gray &
New York, NY 10017                                     Company, a certified public
(53)                                                   accounting firm with which he
                                                       has been associated since
                                      1974.
* Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.













THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
PART OF THIS SCHEDULE.



                                       21


                                MATRIX ADVISORS
                                VALUE FUND, INC.



                                           FINANCIAL HIGHLIGHTS
                                           FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                              YEARS ENDED JUNE 30,
                                          --------------------------------------------------------
                                              2004         2003       2002        2001      2000

Net asset value, beginning of year ....   $    44.39  $    41.14  $   45.79  $   43.49  $   38.40
                                          --------------------------------------------------------
Income from investment operations:
Net investment income .................         0.94        0.14       0.09       0.20       0.11
Net realized and unrealized gain (loss)
  on investments ......................         8.89        3.32      (3.59)      3.03       5.30
                                          --------------------------------------------------------
Total from investment operations ......         9.83        3.46      (3.50)      3.23       5.41
                                          --------------------------------------------------------

Less distributions:
Dividends from net investment
  income ..............................        (0.21)      (0.08)     (0.15)     (0.15)      0.00
Distributions from realized gains .....         0.00       (0.14)     (1.03)     (0.78)     (0.32)
                                          --------------------------------------------------------
Total distributions ...................        (0.21)      (0.22)     (1.18)     (0.93)     (0.32)
                                          --------------------------------------------------------

Paid-in capital from redemption
fees (Note 2) .........................         0.01        0.01       0.03        --        --
                                          --------------------------------------------------------

Net asset value, end of year ..........   $    54.02  $    44.39  $   41.14  $   45.79  $   43.49
                                          ========================================================

Total return ..........................        22.21%       8.52%     (7.87%)     7.50%     14.18%

Ratios/supplemental data:
Net assets, end of year (millions) ....   $   315.9   $   107.1   $   60.9   $   42.6   $   18.1

Ratio of operating expenses to
  average net assets:
Before expense reimbursement ..........         1.26%       1.33%      1.37%      1.37%      1.65%
After expense reimbursement ...........         0.99%       0.99%      0.99%      0.99%      0.99%

Ratio of net investment income
  (loss) to average net assets:
Before expense reimbursement ..........         0.24%       0.20%     (0.09%)     0.22%     (0.35%)
After expense reimbursement ...........         0.51%       0.54%      0.29%      0.60%      0.31%


Portfolio turnover rate ...............           17%         30%        51%        55%        40%


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
PART OF THIS SCHEDULE.


                                MATRIX ADVISORS
                                VALUE FUND, INC.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND, INC.
NEW YORK, NEW YORK



We have audited the accompanying Statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.


TAIT WELLER & BAKER

Philadelphia, Pennsylvania
August 6, 2004

                               BOARD OF DIRECTORS

                 Leonard M. Heine, Jr., Director Emeritus David
                                  A. Katz, CFA
                           Larry D. Kieszek Robert M.
                          Rosencrans T. Michael Tucker

                               INVESTMENT ADVISOR
                         Matrix Asset Advisors, Inc. 747
                       Third Avenue, 31st Floor New York,
                             NY 10017 (800) 366-6223

                                    CUSTODIAN
             U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                  ADMINISTRATOR
                      U.S. Bancorp Fund Services, LLC 2020
                     East Financial Way, Ste. 100 Glendora,
                                    CA 91741

                                   DISTRIBUTOR
                        Quasar Distributors, LLC 615 East
                          Michigan Street Milwaukee, WI
                                   53202-5207

                             INDEPENDENT ACCOUNTANTS
                        Tait, Weller & Baker 1818 Market
                       Street, Ste. 2400 Philadelphia, PA
                                      19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there are two audit committee financial experts serving on its audit committee. Messrs. Kieszek and Tucker are the "audit committee financial experts" and are considered to be "independent" as each term are defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                                FYE  6/30/2004          FYE  6/30/2003
----------------------------- ----------------------- -----------------------
Audit Fees                            $13,500                 $10,500
Audit-Related Fees                       --                       --
Tax Fees                              $ 2,500                  $2,500
All Other Fees                           --                       --
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (IF MORE THAN 50 PERCENT OF THE ACCOUNTANT'S HOURS WERE SPENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR, STATE HOW MANY HOURS WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

----------------------------------- -------------------- --------------------
Non-Audit Related Fees                 FYE  6/30/2004       FYE  6/30/2003
----------------------------------- -------------------- --------------------
Registrant                                   --                    --
Registrant's Investment Adviser              --                    --
----------------------------------- -------------------- --------------------



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable for periods ending before July 9, 2004.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have any procedures by which shareholders may recommend nominees to the registrant's board of directors.


ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) MATRIX ADVISORS VALUE FUND, INC.

         By (Signature and Title)  /s/ DAVID A. KATZ
                                  --------------------------------------
                                       David A. Katz, President

         Date September 1, 2004
              -----------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)  /s/ DAVID A. KATZ
                                   -------------------------------------
                                    David A. Katz, President/Treasurer

         Date September 1, 2004
              -----------------